Exhibit 99 to Form 4

1. Name and Address of Reporting Person*
Whitebox Convertible Arbitrage Advisors, LLC
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Convertible Arbitrage Partners, LP
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
(City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Convertible Arbitrage Fund, L.P.
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)
1. Name and Address of Reporting Person*
Whitebox Convertible Arbitrage Fund, Ltd.
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Hedged High Yield Advisors, LLC
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Hedged High Yield Partners, LP
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Hedged High Yield Fund, L.P.
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Hedged High Yield Fund, Ltd.
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
AJR Financial, LLC
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Diversified Convertible Advisors, LLC
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Diversified Convertible Arbitrage Partners, LP
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Diversified Convertible Arbitrage Fund, L.P.
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Whitebox Diversified Convertible Arbitrage Fund, Ltd.
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Pandora Select Advisors, LLC
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Pandora Select Partners, L.P.
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Pandora Select Fund, L.P.
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)

1. Name and Address of Reporting Person*
Pandora Select Fund, Ltd.
 (Last) (First) (Middle)
3033 Excelsior Boulevard, Suite 300
  (Street)
Minneapolis MN 55416
 (City) (State) (Zip)